Bridgeway Funds, Inc.

Aggressive Investors 1 Fund

Aggressive Investors 2 Fund

Ultra-Small Company Fund

Ultra-Small Company Market Fund

Micro-Cap Limited Fund

Small-Cap Growth Fund

Small-Cap Value Fund

Large-Cap Growth Fund

Large-Cap Value Fund

Blue Chip 35 Index Fund

Balanced Fund

Supplement dated December 16, 2008 to the

Prospectus dated October 31, 2008

The following change is made to the Prospectus effective as of the date of this Supplement:

The following sentence replaces the fourth sentence under “Principal Investment Strategy” on page 25 of the Prospectus:

“On September 30, 2008, the stocks in this group generally had a market capitalization between $219 million and $753 million.”

This information supplements the Prospectus of Bridgeway Funds, Inc. dated October 31, 2008.

Please retain this supplement for future reference.